Exhibit 10.41

FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

This Fourth Amendment (“Amendment”) to the March 18, 2013 Employment Agreement (“Employment Agreement”) by and among Stephen Spengler (the “Executive”), Intelsat S.A. and Intelsat Management LLC is entered into by the undersigned parties.

WHEREAS, effective on or about December 24, 2018, Intelsat Management LLC will merge with and into Intelsat US LLC with Intelsat US LLC being the surviving company (the “Merger”); and

WHEREAS, following the Merger, the Executive’s employment will be transferred from Intelsat Management LLC to Intelsat US LLC.

NOW THEREFORE, the parties agree as follows:

1.Effective as of the consummation of the Merger, the Executive’s employment is transferred from Intelsat Management LLC to Intelsat US LLC, and the rights and obligations of Intelsat Management LLC under the Employment Agreement are hereby assigned to Intelsat US LLC. All references in the Employment Agreement to the Company shall be deemed to refer to Intelsat US LLC. The effectiveness of this Section is subject to the consummation of the Merger.

2.Section 2(a) of the Employment Agreement is amended by adding the following sentence to the end of such Section:

“From and after October 22, 2015, the Executive shall serve as a member of the Board of Directors of Parent for as long as he is reappointed as Director by Parent’s shareholders.”

3.As amended and modified by this Amendment, the Employment Agreement shall remain in full force and effect. For the sake of clarity, Executive agrees that the modifications provided in this Amendment shall not give Executive grounds to terminate his employment or the Employment Agreement for Good Reason (as defined in the Employment Agreement).

4.If there is any conflict between the terms of the Employment Agreement and this Amendment, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of December 24, 2018.

INTELSAT S.A.

By:     /s/ Michelle V. Bryan
Name: Michelle V. Bryan
Title: Executive Vice President, General Counsel, Chief Administrative Officer & Secretary

INTELSAT MANAGEMENT LLC

By:     /s/ Michelle V. Bryan
Name: Michelle V. Bryan
Title: Deputy Chairman and Secretary

INTELSAT US LLC

By:     /s/ Michelle V. Bryan
Name: Michelle V. Bryan
Title: Executive Vice President, General Counsel, Chief Administrative Officer & Secretary

THE EXECUTIVE

/s/ Stephen Spengler
Stephen Spengler